UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 18, 2007
Motorola, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(I.R.S. Employer Identification No.)

1303 East Algonquin Road, Schaumburg, Illinois	60196
(Address of Principal Executive Offices)	(Zipcode)
(847) 576-5000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On September 18, 2007, Motorola, Inc. (the “Company”) and David Devonshire, the former Chief Financial Officer of the Company, entered into an agreement (referred to herein as the “Agreement”) with respect to Mr. Devonshire’s separation from the Company. The Agreement replaces the Company’s previously disclosed severance arrangement with Mr. Devonshire, which was entered into, along with other compensation arrangements, as an incentive for him to join the Company in March 2002. Set forth below is a summary of the key terms of the Agreement.
     Mr. Devonshire will separate from the Company on December 31, 2007 (“Separation Date”). The Company will continue to pay Mr. Devonshire his regular base pay in regular payroll installments through the Separation Date. Mr. Devonshire also will remain eligible to receive pro rata payments under the Company’s annual and long-term incentive plans for performance periods ending in 2007.
     In addition, after Mr. Devonshire has signed, returned, and not revoked the Agreement, which includes a general release of all legal claims, the Company will pay Mr. Devonshire $225,000 (less applicable state and federal payroll tax deductions) in a lump sum. Following his Separation Date, Mr. Devonshire is required to sign a supplemental release (the “Supplemental Release”) of all legal claims, other than those claims that cannot be waived by law, arising out of his employment with, or his separation from, the Company. After Mr. Devonshire has signed, returned, and not revoked the Supplemental Release, the Company will pay Mr. Devonshire $1,008,133.56 (less applicable state and federal payroll tax deductions) in a lump sum. The Agreement also requires Mr. Devonshire to cooperate in all investigations, litigation or other actions regarding matters of which he has knowledge, and to continue to comply with the non-disclosure, non-competition and non-solicitation provisions contained in his prior equity award agreements with the Company.
     The preceding summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement, filed with this report as Exhibit 10.41 and incorporated herein.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits. The following is filed as an Exhibit to this Report.

Exhibit Number	Description

10.41	Agreement between Motorola, Inc. and David Devonshire dated September 18, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOTOROLA, INC.
Dated: September 19, 2007	By:	/s/ Ruth A. Fattori
Ruth A. Fattori
Executive Vice President, Human Resources

EXHIBIT INDEX

Exhibit No.	Document

10.41	Agreement between Motorola, Inc. and David Devonshire dated September 18, 2007.